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                                                                      EXHIBIT 10



                                 LOAN AGREEMENT

LOAN AGREEMENT, dated as of October 19, 1997, between Flextronics International Ltd. (hereinafter referred to as the "Lender") and Althofen Electronics Gesellschaft mbH having its registered office at Friesacher Strasse 3, 9330 Althofen, Austria (hereinafter referred to as "Althofen") and Neutronics Electronic Industries Holding A.G., having its registered office at Gutheil-Schoder-Gasse 10, A-1102 Vienna, Austria (hereinafter referred to as "Neutronics") (both Althofen and Neutronics jointly and severally as a "Borrower" and collectively the "Borrowers") (each of the above a "Party", or, collectively, the "Parties").

WHEREAS

the Borrowers have requested, and the Lender has agreed to provide to the Borrowers a bridge finance facility in a maximum amount of US$30,000,000 (in words: thirty million United States dollars).

the Parties hereto agree as follows:

CLAUSE 1:  LOAN AMOUNT

Subject to the terms and conditions as stated below, the Lender shall establish a non-revolving term loan facility (the "Facility") of up to maximum US$30,000,000 (in words: thirty million United States dollars)(the "Loan Amount").

CLAUSE 2:  USE OF FUNDS

The Loan Amount shall be used in order to finance (i) the Borrowers' working capital in the ordinary course of the Borrowers' business consistent with its prior practice and (ii) capital expenditures of the Borrowers in the ordinary course of the Borrowers' business. No portion of the Loan Amount shall be used to finance any extraordinary expenditure (other than such maximum aggregate amount of capital expenditures) without the express prior written consent of the Lender.

CLAUSE 3:  DRAWDOWN

The Loan Amount shall be made available and drawn down at the request of the Borrowers exclusively in United States dollars in one or several disbursements (the "Drawdowns"). The Loan Amount shall be drawn in multiples of US$100,000. Up to US$8,400,000 may be drawn on or prior to December 31, 1997, up to US$16,600,000 may be drawn on or prior to January 31, 1998, up to US$26,000,000 may be drawn on or prior to February 28, 1998 and the full amount of the Loan Amount may be drawn from and after March 1, 1998 through the expiry of the Availability Period (as defined in Clause 4). No amount may be drawn after the expiry of the Availability Period and the then undrawn portion of the Facility shall be cancelled.

CLAUSE 4:  AVAILABILITY PERIOD

The Loan Amount shall be available for Drawdown (subject to the limitations of Clause 3) until April 20, 1998 (the "Availability Period").


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CLAUSE 5:  DRAWDOWN NOTICE

For each Drawdown, the Borrower shall send a written Drawdown Notice to the Lender specifying the amount to be drawn, which in any case shall reach the Lender not later than two Business Days before the value date of the Drawdown. Such Drawdown Notice shall include the payment instructions, the Borrowers' certification that all of their representations and warranties contained herein are true on such date and that they are in compliance with all of the terms and provisions hereof on such date and be signed by persons who are authorized to legally bind the Borrowers for the respective amounts.

CLAUSE 6:  REPAYMENT

Subject to Clause 6A, outstanding principal amounts may be repaid only on Interest Payment Dates. Subject to Clause 6A, all outstanding amounts including principal, unpaid accrued interest and any other charges which might have occurred under this Facility shall be repaid in any case not later than on the first anniversary of the date of this Loan Agreement (the "Maturity Date"). No amount repaid may be redrawn.

CLAUSE 6A:  MANDATORY PREPAYMENT

All outstanding amounts including principal, unpaid accrued interest and any other charges which might have occurred under this Facility shall be repaid within 2 Business Days upon the sale by either Borrower of any of its capital stock to any person or entity other than the Lender, any merger or consolidation of either Borrower with any person or entity other than the Lender or any sale by either Borrower of all or a substantial portion of its assets to any person or entity other than the Lender.

CLAUSE 7:  INTEREST PERIOD

The first Interest Period shall end on the last Business Day of January, 1998. Successive Interest Periods shall end on the last Business Day of April 1998 and July 1998 and the last Interest Period shall end on the Maturity Date.

CLAUSE 8:  INTEREST PAYMENT DATES

Interest shall be due and payable on all Drawdowns on the last Business Day of January 1998, April 1998 and July 1998 and on the Maturity Date (each, an "Interest Payment Date").

CLAUSE 9:  INTEREST

Interest shall accrue from day to day and shall be computed at a Base Rate plus a margin of 3% p.a. (in words: three percent), based on the actual number of days elapsed and a year of 360 days and shall be calculated on all outstanding amounts under the Facility ("Interest").

CLAUSE 10:  BASE RATE

The Base Rate shall be LIBOR, determined on the basis of the average offered rate per annum for deposits in United States dollars for a corresponding amount and a corresponding period, interpolated as necessary, which appears on the Reuters Screen LIBO page as of 11:00 a.m. London time on the rate fixing day. LIBOR shall be fixed by the Lender two Business Days prior to the beginning of the respective Interest Period (in the case of Drawdowns two Business Days prior to such Drawdown).




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CLAUSE 11:  REPRESENTATIONS AND WARRANTIES

The Borrowers jointly and severally represent, warrant and agree with Lender:

a)      that they are validly existing under the laws of Austria;

b) that all necessary permits and authorizations to enter into this Loan Agreement and the Note (as defined herein) and to make payments thereunder, have been obtained;

c) to have taken all required actions to execute, deliver and perform their obligations under this Loan Agreement and the Note, and such execution, delivery and performance shall not violate their articles of association, by-laws or other governing documents;

d)      the there has occurred and is continuing no Event of Default;

e) that each Borrower has all requisite power and authority to execute and deliver this Loan Agreement and the Note and to carry out its obligations thereunder and this Loan Agreement and the Note constitute legal, valid and binding obligations of each Borrower enforceable against it in accordance with their terms and conditions;

f) the execution and delivery of this Loan Agreement and the Note and the performance of the transactions contemplated therein by each Borrower and the Lender will not violate any applicable law, rule or regulation in Austria.

CLAUSE 12:  UNDERTAKINGS

The Borrowers undertake to keep the Lender informed on all matters which may reasonably be regarded by the Lender as having a material importance with respect to the overall standing of the Borrowers and their ability to perform their obligations under this Loan Agreement and the Note.

The Borrowers shall inform the Lender upon the occurrence of any Event of Default or any potential Event of Default without undue delay, specifying the nature of such event and any steps the Borrowers are taking to remedy the same.

The Borrowers shall deliver to the Lender their audited Annual Report and semi-annual financial statements reasonably satisfactory to the Lender as soon as they are available, but in any case the audited Annual Report not later than 6 months and the semi-annual financial statement not later than 2 months after the end of the respective business period.

The obligations of the Borrowers hereunder shall be subordinated as follows to the obligations of the Borrowers under (i) the Loan Agreement dated September 30, 1994 between Neutronics and ING Bank N.V., (ii) the Loan Agreement dated October 6, 1994 between the Borrowers and ING Bank N.V., (iii) the Loan Agreement dated December 23, 1994 between Neutronics and ING Bank N.V. and (iv) any other borrowings from banks or other financial institutions (collectively, the "Senior Loan Agreements"). In the event of any payment default by the Borrowers under any Senior Loan Agreement or any payment or distribution by the Borrowers to any of their creditors in a total or partial liquidation, reorganization or dissolution of the Borrowers, or in a bankruptcy, receivership or similar proceeding relating to the Borrowers or their property, all amounts payable under the Senior Loan Agreements shall be paid in full before any payment or distribution shall be made to the Lender for amounts payable under this Loan Agreement. The obligations of the Borrowers hereunder will rank at least pari passu and equally with all other




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unsecured and unsubordinated senior debts. Unless the Lender shall otherwise agree, the Borrowers shall not create or permit to exist any lien on any of their property, revenue or other assets, present or future, except:

        --     any tax or other statutory lien, provided that such lien shall be discharged within thirty (30) days after the date it is created or arises (unless contested in good faith by the Borrower, in which case it shall be discharged within thirty (30) days after final adjudication); or
        --     any lien securing debt under the Senior Loan Agreements.

CLAUSE 13:  LATE PAYMENT

Any amounts due and payable under this Loan Agreement, which the Borrowers fail to pay to the Lender at a due date, constitute a Late Payment.

CLAUSE 14:  INTEREST ON LATE PAYMENT

Without prejudice to any other right of the Lender under this Loan Agreement the Borrowers shall pay to the Lender Interest on Late Payments at the rate of two per cent per annum above the rate according to Clause 9 of this Loan Agreement on each amount payable hereunder, which has not been paid on the due date thereof. This interest shall be compounded monthly on Interest Payment Dates and is payable as from the due date until actual payment has been received by the Lender.

CLAUSES 15:  EVENT OF DEFAULT

Without prejudice to Clause 14 of this Loan Agreement, any outstanding amount under this Loan Agreement will immediately become due and payable upon the occurrence of any of the following events (each, an "Event of Default"):

a) Any of the Borrowers shall not have duly paid any amount due to the Lender under this Loan Agreement or under any agreement between any bank, financial institution or other lender and the Borrowers or any of their subsidiaries (whether or not such payment shall have been permitted under any relevant subordination provision);

b) Any of the Borrowers or any of their subsidiaries shall dispose of all its assets or a substantial part thereof;

c) An order is made or a resolution passed or other procedures or actions are taken for the winding-up or dissolution of the Borrowers or any of their subsidiaries, the Borrowers or any of their subsidiaries stops payments, ceases or threatens to cease to carry on the whole or part of its business or is deemed to be unable to pay and of its debts or otherwise becomes or declares itself to be unable to pay any of its debts or otherwise becomes or declares itself to be unable to pay or is declared by any competent authority to be insolvent;

d) Any of the Borrowers default in the due performance or observance of any undertaking or obligation on its part in connection with this Loan Agreement or any Senior Loan Agreement;

e) Any representation or warranty of the Borrowers contained in this Loan Agreement or any statement or certificate delivered hereunder at any time should be or become incorrect;




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f)      Any other payment obligation of any of the Borrowers becomes prematurely repayable following a default by a Borrower or any security given by the Borrowers becomes enforceable or any obligation of a company related to the Borrowers becomes prematurely repayable following a default by such related company; or

g) Any event occurs which in the reasonable and good faith opinion of the Lender has or is reasonably likely to have a material adverse effect on the consolidated financial condition of the Borrowers and/or their ability to perform their payment obligations under this Loan Agreement.

Without prejudice to Clause 14 hereof, the Borrowers shall jointly and severally indemnify the Lender against any loss or expenses which the Lender may sustain or incur as a consequence of any Event of Default by the Borrowers in payment of the principal of the loan or interest accrued thereon and against any costs incidental to the loan and those resulting from its collection, provided that such loss or expenses shall include - but be not limited to - any interest or fee paid or payable on account of any funds borrowed in order to carry the amount of the loan.

CLAUSE 16:  PAYMENTS BY THE BORROWER

All payments shall be made by the Borrowers free and clear of and without any withholding or deduction for, or on account of any tax or withholding or deduction for or on account of any set-off or counterclaim except to the extent, if any, required by law.

In the event that the Borrowers are compelled by law to withhold amounts of tax on any payment to the Lender, the Borrowers shall pay to the Lender such additional amounts as may be necessary to ensure, that the Lender receives a net amount in the currency of the Loan equal to the full amount which the Lender would have received if payment had not been made subject to such tax. The term "tax" includes all present and future taxes, levies, imposts, duties, withholdings and any restrictions or conditions imposed, assessed or collected by any jurisdiction.

Whenever any payment hereunder shall be due on a day which is not a Business Day such payment shall be made on the next succeeding Business Day. If such a Business Day falls in the next calendar month, such payment shall be effective on the Business Day preceding the original day of payment.

Payments received from the Borrowers shall be applied to discharge the indebtedness of the Borrowers to the Lender under this Loan Agreement in the following order:

1.      unpaid costs and expenses of the Lender

2.      interest for late payments

3.      interest amounts

4. any other amounts due pursuant to this Loan Agreement with the exception of principal

5.      principal to be repaid

CLAUSE 17: [Intentionally Omitted]




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CLAUSE 18:  COSTS AND EXPENSES

All costs incurred in the preparation, execution and enforcement of this Loan Agreement, including taxes, provisions, stamp duties and reasonable legal fees and expenses, shall be for the account of the Borrowers.

The Borrowers hereby declare to indemnify and hold the Lender harmless for all liabilities in connection with this Loan Agreement and the documents related thereto and/or its or their enforcement which may arise to the Lender from present or future environmental legislation.

CLAUSE 19:  GENERAL TERMS AND CONDITIONS

Unless otherwise stipulated in this Loan Agreement the General Business Conditions of the Austrian Credit Institutions as attached hereto as Schedule 1 (in the version as of 1st October 1979) shall apply. In case of conflict the wording of this Loan Agreement shall prevail.

CLAUSE 20:  WAIVERS, REMEDIES CUMULATIVE

No failure to exercise and no delay in exercising on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any right or remedies provided by law.

CLAUSE 21:  PARTIAL INVALIDITY

The illegality, invalidity or unenforceability of any provision of this Loan Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

CLAUSE 22:  NOTICES

Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the Parties hereto shall be given by facsimile transmission or overnight courier addressed to the Party in question as follows:

In the case of the Borrowers to:

                       Neutronics Electronic Industries Holding A.G. Gutheil-Schoder-Gasse 10
                       A-1102 Vienna
                       Austria
                       Attention:  President
                       Fax. No.011-43-1-60101-4860




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and in the case of the Lender to:

                       Flextronics International Ltd.
                       2241 Lundy Avenue
                       San Jose, California 95151
                       Attention: Chief Financial Officer
                       Fax. No. 1-408-428-0420


or at such other address any Party hereto may designate by notice to the other Party hereto provided that any notice given by cable or telex shall be confirmed as soon as practicable thereafter by registered letter. Any such communication shall be deemed to have been given:

        in the case of facsimile, at the time of transmission;
        in the case of overnight courier, upon receipt.

CLAUSE 23:  BUSINESS DAYS

For the sake of this Loan Agreement Business Day means any day on which banks are open for business in Vienna and Frankfurt.

CLAUSE 24:  AMENDMENTS

Amendments to this Loan Agreement shall be made in writing only.

CLAUSE 25:  JURISDICTION

This Loan Agreement shall be governed by and construed in accordance with the laws of Austria. Place of Jurisdiction shall be the competent courts of Vienna.





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CLAUSE 26:  NOTE

Loans by the Lender to the Borrowers hereunder ("Loans") shall be evidenced by a single note, in the form attached hereto as Exhibit A (the "Note") payable to the order of the Lender in an amount equal to the unpaid principal amount of loans hereunder.

FLEXTRONICS INTERNATIONAL LTD.          NEUTRONICS ELECTRONIC INDUSTRIES HOLDING
                                        A.G.


By:  /s/ Michael E. Marks               By:  /s/ Humphrey Porter
------------------------------          ----------------------------------------
Name:  Michael E. Marks                 Name:  Humphrey Porter
Title:  Chairman and CEO                Title:  Chief Executive Officer


                                        ALTHOFEN ELECTRONICS GmBH


                                        By:  /s/ Hubert Hofferer
                                        ----------------------------------------
                                        Name:  Hubert Hofferer
                                        Title:  Managing Director





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                                                                       EXHIBIT A

                                      NOTE

                                                                October 19, 1997

        For value received, Neutronics Electronic Industries Holding, A.G. and Althofen Electronics GmbH, each a company organized under the laws of Austria (together, "Borrowers"), jointly and severally promise to pay to the order of

                         FLEXTRONICS INTERNATIONAL LTD.

("Lender"), the unpaid principal amount of each Loan made by Lender to Borrowers pursuant to the Loan Agreement referred to below on the Maturity Date. Borrowers promise to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of United States dollars at the office of Lender, 2241 Lundy Avenue, San Jose, California 94306, United States of America.

        All Loans made by Lender and all repayments of the principal thereof shall be recorded by Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of Lender to make any such recordation or endorsement shall not affect the obligations of Borrowers hereunder or under the Loan Agreement.

        This note is the Note referred to in the Loan Agreement dated as October 19, 1997 between Borrowers and Lender. Terms defined in the Loan Agreement are used herein with the same meanings. Reference is made to the Loan Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                  NEUTRONICS ELECTRONIC INDUSTRIES HOLDING, A.G.



                                  By:________________________________________
                                  Name:
                                  Title:


                                  ALTHOFEN ELECTRONICS GMBH



                                  By:________________________________________
                                  Name:
                                  Title:




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                                NOTE (CONTINUED)

                         LOANS AND PAYMENTS OF PRINCIPAL


DATE           AMOUNT OF LOAN       AMOUNT OF PRINCIPAL REPAID   NOTATION BY

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